UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

GREEN THUMB INDUSTRIES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
GREEN THUMB INDUSTRIES INC. 2023 Annual General Meeting Vote by June 12, 2023 10:59 PM CT

GREEN THUMB INDUSTRIES INC. 325 W. HURON ST., SUITE 700 CHICAGO, IL 60654

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You invested in GREEN THUMB INDUSTRIES INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* June 14, 2023 10:00 a.m. (Central time)
Point your camera here and vote without entering a
control number	Virtually at: www.virtualshareholdermeeting.com/GTBIF2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Number of Directors. Set the number of directors to be elected at the Meeting to 7 (seven).	For
2.	Election of Directors.
Nominees:
2a.	Dawn Wilson Barnes	For
2b.	Wendy Berger	For
2c.	Richard Drexler	For
2d.	Anthony Georgiadis	For
2e.	Jeffrey Goldman	For
2f.	Benjamin Kovler	For
2g.	Ethan Nadelmann	For
3.	Executive Compensation. Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement.	For
4.

Reappointment of Auditors. Re-appoint Baker Tilly US, LLP, as the auditors of the Company and to authorize the Board of Directors of the Company to fix that firm’s remuneration and terms of engagement.

For
NOTE: Such other business as may properly come before the Meeting or any adjournment thereof.

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